VAN ECK/CHUBB FUNDS

                      VAN ECK/CHUBB GROWTH AND INCOME FUND

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2000


The Adviser intends to invest at least 50% of Fund assets in securities that have paid interest or dividend in the last 12 months.


                                December 14, 2000


                                                                         (12/00)